EXHIBIT 31.1



                           SECTION 302 CERTIFICATION

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

             In connection with the Annual Report of Intelligent Motor Cars Group, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald Scalzo, the Chief Executive Officer of the registrant, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that:

         1. I have reviewed the Current Report on Form 10-KSB of Intelligent Motor Cars Group, Inc.;

         2. Based on my knowledge, this Current Report on Form 10-KSB does not contain any untrue statement of a material fact or omit to state a material fact necessary in order; to make the statements made, in light of the circumstances under which such statements were made not, not misleading;

         3. Based on my knowledge, the financial statements and other financial information included in this Current Report on Form 10-KSB, fairly present in all material respects the financial condition, results of operations of the registrant as of, and for, the periods presented in this Current Report on Form 10-KSB;

         4. I am responsible for establishing and maintaining internal controls and have:

             a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

             b) evaluated the effectiveness of the registrant's internal controls and procedures as of a date within 90 days prior to this annual report (the "Evaluation Date"); and

             c) presented in this report our conclusions about the effectiveness of our internal controls based on our evaluation as of the Evaluation Date;

         5. I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

             a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and

             b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

         6. I have indicated in this Current Report on Form 10-KSB whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: April 15, 2005                          Intelligent Motor Cars Group, Inc.
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                                              /s/ Gerald Scalzo
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                                              Name: Gerald Scalzo
                                              Title: Chief Executive Officer